UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 7, 2025

National Research Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$0.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2025, the shareholders of National Research Corporation, a Delaware corporation (the “Company”), approved the National Research Corporation 2025 Omnibus Incentive Plan (the “2025 Omnibus Incentive Plan”). The 2025 Omnibus Incentive Plan became effective on May 7, 2025, and replaces the National Research Corporation 2006 Equity Incentive Plan and the National Research Corporation 2004 Non-Employee Director Stock Plan, as amended.

The terms of the 2025 Omnibus Incentive Plan are described in the Company’s proxy statement for the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) filed with the Securities and Exchange Commission on April 10, 2025 (the “Proxy Statement”) in the section thereof titled “Proposal 4 – Approval of the National Research Corporation 2025 Omnibus Incentive Plan.” The text of the 2025 Omnibus Incentive Plan is set forth as Appendix A to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 7, 2025. Four proposals were voted on at the Annual Meeting. The proposals are described in detail in the Proxy Statement. The final results for the votes regarding each proposal are set forth below.

1.	Donald M. Berwick and Stephen H. Lockhart were elected to serve as directors for three-year terms to expire at the Company’s 2028 annual meeting of shareholders:

Name	For	Against	Abstain	Broker Non-Votes
Donald M. Berwick	20,930,792	103,066	22,243	829,100
Stephen H. Lockhart	20,950,429	80,649	25,023	829,100

2.	The appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2025 was ratified:

For	Against	Abstain	Broker Non-Votes
21,710,551	172,003	2,647	—

3.	The compensation of the Company’s named executive officers as described in the Proxy Statement was approved on an advisory and non-binding basis:

For	Against	Abstain	Broker Non-Votes
20,655,974	217,494	182,633	829,100

4.	The 2025 Omnibus Incentive Plan was approved:

For	Against	Abstain	Broker Non-Votes
16,852,672	4,017,318	186,111	829,100

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: May 12, 2025	By:	/s/ Michael D. Hays
Michael D. Hays
Chief Executive Officer